UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                             (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Item 1. REPORTS TO STOCKHOLDERS
Annual Report 2014
August 31, 2014

SCS Tactical Allocation Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the SCS Tactical Allocation Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The SCS Tactical Allocation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the SCS Tactical Allocation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the SCS Tactical Allocation Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: foreign securities risk, depository receipts, fixed income risk, interest rate risk, large-cap company risk, management style risk, manager risk, market risk, new fund risk, new manager risk, risks of investing in corporate debt securities, risks of investing in municipal securities, risks related to investing in other investment companies, risks of investing in REITs, and small-cap and mid-cap securities risk.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about October 30, 2014.

For More Information on Your SCS Tactical Allocation Fund:

See Our Web site at ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Shareholders of the SCS Tactical Allocation Fund,

Since the Fund's inception in February 2012, our markets and economies have been anything but stable. We had a great year in 2013, but so far, 2014 has seen a dramatic increase in volatility.  This volatility is the reason we designed the SCS Tactical Allocation Fund with the ability to invest in any sector, market or investment, whether it is fixed income, equities or cash.

Because of our indicators, we have lowered our overall equity position, and increased our non-correlated investments to help ease some of the volatility.  While we still own some small-cap equities, we believe they have very high risk-to-reward relationships and that our shareholders have the potential to reap the benefits of holding them.

While we have seen some good returns in the past, we do not expect the coming year to be smooth sailing.  We understand this and have confidence that by staying true to our philosophy, we will be able to ride out the storm.  As always, we will continue to look for opportunities while trying to avoid risks.

Sincerely,
Cort Meinelschmidt
Sentinel Capital Solutions

Please see the table below for the Fund's historical performance information through the calendar quarter ended September 30, 2014:
Average Annual Total Returns (Unaudited)
	One Year	Since Inception*	Net Expense Ratio**	Gross Expense Ratio***
Period Ended September 30, 2014	12.04%	11.53%	3.47%	6.20%
After Sales Load****	6.72%	9.49%

60% S&P 500 and 40% Barclays Aggregate	14.29%	12.04%
Bond Index****

The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800) 773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund's inception date is February 9, 2012.

**The net expense ratio reflects a contractual expense limitation that continues through January 1, 2015.   Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation. The net expense ratio does not include acquired fund fees and expenses.  More recent expense ratios are found in the Financial Highlights.

***Gross expense ratio is from the Fund's prospectus dated December 30, 2013. More recent expense ratios are found in the Financial Highlights.

****You cannot invest directly in these indices.  The indices do not have an investment advisor and do not pay any commissions, expenses, or taxes.  If the indices did pay commissions, expenses, or taxes, the returns would be lower.

*****The Fund charges a 4.75% maximum sales load on purchases, as a percentage of offering price.

SCS Tactical Allocation Fund

Performance Update
(Unaudited)

For the period from February 9, 2012 (Date of Initial Public Investment) to August 31, 2014

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,525 after maximum sales load of 4.75%) at February 9, 2012 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the SCS Tactical Allocation Fund versus a combination of two indices, 60% of the S&P 500 and 40% of the Barclays Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
August 31, 2014	Year	Inception	Date	Ratio*
SCS Tactical Allocation Fund - No Sales Load	19.56%	13.25%	02/09/12	6.20%
SCS Tactical Allocation Fund - 4.75% Maximum Sales Load	13.91%	11.11%	02/09/12	6.20%
60% S&P 500 and 40% Barclays Aggregate Bond Index	18.40%	12.97%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated December 30, 2013.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

SCS Tactical Allocation Fund

Schedule of Investments

As of August 31, 2014
		Shares	Value (Note 1)

COMMON STOCKS - 77.15%

Consumer Discretionary - 3.25%
	VF Corp.	3,200	$205,184
			205,184
Consumer Staples - 23.91%
	Kimberly-Clark Corp.	1,660	179,280
	McCormick & Co., Inc. - Non-voting shares	1,500	104,535
*	PURE Bioscience, Inc.	933,000	979,650
	The Clorox Co.	2,750	243,650
			1,507,115
Energy - 12.13%
µ	BP PLC	4,250	203,320
	ConocoPhillips	3,000	243,660
	Exxon Mobil Corp.	2,250	223,785
	Suncor Energy, Inc.	2,300	94,507
			765,272
Financials - 18.62%
	American Realty Capital Properties, Inc.	16,000	210,560
	FS Investment Corp.	14,000	147,000
	Hercules Technology Growth Capital, Inc.	10,000	152,900
	Medley Capital Corp.	9,250	118,585
*	National Holdings Corp.	1,033,333	545,600
			1,174,645
Health Care - 4.07%
*	Advaxis, Inc.	66,160	256,701
			256,701
Information Technology - 13.87%
	Apple, Inc.	2,930	300,325
	Corning, Inc.	10,100	210,686
	SMTP, Inc.	35,062	225,799
	Xerox Corp.	10,000	138,100
			874,910
Utilities - 1.30%
*	American DG Energy, Inc.	66,225	82,119
			82,119

	Total Common Stocks (Cost $4,166,958)		4,865,946

FOREIGN EQUITY- 2.35%
*	Phorm Corp., Ltd.	909,200	147,911

	Total Foreign Equity (Cost $177,400)		147,911

			(Continued)

SCS Tactical Allocation Fund

Schedule of Investments - Continued

As of August 31, 2014
				Shares		Value (Note 1)

EXCHANGE TRADED PRODUCT- 3.92%
		PowerShares Senior Loan Portfolio		10,000		$247,300

		Total Exchange Traded Product (Cost $248,760)				247,300

				Interest	Maturity
MUNICIPAL BOND- 0.04%			Principal	Rate	Date
		York County Industrial Development Authority +	15,000	0.000%	12/1/2035	2,567

		Total Municipal Bond (Cost $14,027)				2,567

CORPORATE BOND- 7.88%
		Morgan Stanley Fixed Income (c) - S&P 500
		Stock Index	500,000	11.000%	8/29/2034	496,950

		Total Corporate Bond (Cost $496,877)				496,950

CONVERTIBLE BONDS- 4.43%
	ə	Millenium Healthcare, Inc. (a)(b)	117,647	15.223%	8/1/2015	102,822
		Societe Generale SA (c) - 30 Year CMS
		Rate and 2 Year CMS Rate	200,000	10.000%	12/30/2033	176,300

		Total Convertible Bonds (Cost $302,822)				279,122

				Strike	Exercise
WARRANTS- 0.50%			Shares	Price	Date
		Millenium Healthcare, Inc. - (a)(b)	78,431	$0.75	7/24/2015	-
		PURE Bioscience, Inc. (a)(b)	106,000	$0.75	8/26/2019	31,800

		Total Warrants (Cost $0)				31,800

SHORT-TERM INVESTMENT - 2.74%
	§	Fidelity Institutional Money Market Funds
		Money Market Portfolio - 0.05%	172,925			$172,925

		Total Short-Term Investment (Cost $172,925)				172,925

Total Value of Investments (Cost $5,579,769) - 99.01%						$6,244,521

Other Assets Less Liabilities - 0.99%						62,350

	Net Assets - 100%					$6,306,871

§	Represents 7 day effective yield	+	Defaulted Bond
*	Non-income producing investment		The following acronym is used in this portfolio:
µ	American Depositary Receipt		PLC - Public Limited Company
ə	Rule 144-A Security		CMS - Constant Maturity Swap Rate			(Continued)

SCS Tactical Allocation Fund

Schedule of Investments - Continued

As of August 31, 2014

(a)
Securities for which market quotations are not readily available.  The aggregate value of such securities is $134,622 or 2.13% of net assets, and they have been fair valued under procedures approved by the Fund's Board of Trustees.

(b)	Restricted securities. The aggregate value of such securities is 2.13% of net assets, and they have been fair valued under procedures established by the Fund's Board of Trustees (note 7).
(c)
Structured Notes.  There are several risks associated with the use of structured notes.  Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument.  A highly liquid secondary market may not exist for the structured notes in which the Fund invests, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them.  In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at the maturity of the obligation.  A Fund bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

	Summary of Investments
		% of Net
		Assets	Value
	Consumer Discretionary	3.25%	$205,184
	Consumer Staples	23.91%	1,507,115
	Energy	12.13%	765,272
	Financials	18.62%	1,174,645
	Health Care	4.07%	256,701
	Information Technology	13.87%	874,910
	Utilities	1.30%	82,119
	Foreign Equity	2.35%	147,911
	Exchange Traded Product	3.92%	247,300
	Municipal Bond	0.04%	2,567
	Corporate Bond	7.88%	496,950
	Convertible Bonds	4.43%	279,122
	Warrants	0.50%	31,800
	Short-Term Investment	2.74%	172,925
	Other Assets Less Liabilities	0.99%	62,350
	Total	100.00%	$6,306,871

See Notes to Financial Statements

SCS Tactical Allocation Fund

Statement of Assets and Liabilities

As of August 31, 2014

Assets:
Investments, at value (cost $5,579,769)	$6,244,521
Receivables:
Investments sold	56,408
Fund shares sold	5,652
Dividends and interest	15,550
Prepaid expenses
Registration and filing expenses	4,348
Fund accounting fees	2,263
Compliance fees	247

Total assets	6,328,989

Liabilities:
Fund shares repurchased	5,388
Accrued expenses
Audit and tax preparation fees	13,000
Trustee fees and meeting expenses	1,333
Distribution and service fees	1,211
Custody fees	602
Transfer agent fees	350
Legal fees	132
Administration fees	80
Advisory fees	22

Total liabilities	22,118

Total Net Assets	$6,306,871

Net Assets Consist of:
Paid in Capital	$5,318,439
Accumulated net realized gain on investments	323,680
Net unrealized appreciation on investments	664,752

Total Net Assets	$6,306,871
Shares Outstanding, no par value (unlimited authorized shares)	480,967
Net Asset Value and Redemption Price Per Share	$13.11

Maximum Offering Price Per Share ($13.11 ÷ 95.25%)	$13.76

See Notes to Financial Statements

SCS Tactical Allocation Fund

Statement of Operations

For the Year ended August 31, 2014

Investment Income:
Interest	$39,824
Dividends	121,273

Total Investment Income	161,097

Expenses:
Advisory fees (note 2)	53,816
Administration fees (note 2)	24,027
Fund accounting fees (note 2)	27,538
Transfer agent fees (note 2)	21,952
Distribution and service fees (note 3)	13,454
Audit and tax preparation fees	13,000
Legal fees	10,545
Compliance fees (note 2)	10,319
Trustee fees and meeting expenses	8,950
Other operating expenses	7,505
Registration and filing expenses	5,676
Custody fees (note 2)	4,417
Registration and filing administration fees (note 2)	1,340
Securities pricing fees	734
Printing expenses	288

Total Expenses	203,561

Advisory fees waived (note 2)	(2,995)

Net Expenses	200,566

Net Investment Loss	(39,469)

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	489,540
Net change in unrealized appreciation on investments	344,650

Net Realized and Unrealized Gain on Investments	834,190

Net Increase in Net Assets Resulting from Operations	$794,721

See Notes to Financial Statements

SCS Tactical Allocation Fund

Statements of Changes in Net Assets

For the Year ended August 31,	2014	2013

Operations:
Net investment income (loss)	$(39,469)	$10,138
Net realized gain from investment transactions	489,540	58,157
Net change in unrealized appreciation on investments	344,650	302,170

Net Increase in Net Assets Resulting from Operations	794,721	370,465

Distributions to Shareholders:
Net investment income	-	(32,211)
Net realized gains	(159,160)	-

Decrease in Net Assets Resulting from Distributions	(159,160)	(32,211)

Capital Share Transactions:
Shares sold	2,272,373	2,473,933
Reinvested dividends and distributions	159,160	32,211
Shares Repurchased	(718,156)	(483,937)

Increase from Capital Share Transactions	1,713,377	2,022,207

Net Increase in Net Assets	2,348,938	2,360,461

Net Assets:
Beginning of period	3,957,933	1,597,472
End of period	$6,306,871	$3,957,933

Accumulated Net Investment Loss	$-	$(5,065)

Share Information:
Shares Sold	173,629	239,152
Reinvested Distributions	11,865	3,313
Shares Repurchased	(54,845)	(46,868)
Net Increase in Capital Shares	130,649	195,597

See Notes to Financial Statements

SCS Tactical Allocation Fund

Financial Highlights

For a share outstanding during the
fiscal year or period ended August 31,	2014	2013		2012 (d)

Net Asset Value, Beginning of Period	$11.30	$10.32		$10.00

Income from Investment Operations
Net investment income (loss)	(0.08)	0.05		0.11
Net realized and unrealized gain on investments	2.30	1.10		0.21

Total from Investment Operations	2.22	1.15		0.32

Less Distributions to Shareholders:
Net investment income	-	(0.17)		-
Net realized gains	(0.41)	-		-

Total Distributions	(0.41)	(0.17)		-

Net Asset Value, End of Period	$13.11	11.30		$10.32

Total Return (c)	19.56%	11.42%	(e)	3.20%	(b)(e)

Net Assets, End of Period (in thousands)	$6,307	3,958		$1,597

Ratios of:
Gross Expenses to Average Net Assets (e)	3.78%	6.20%		13.24%	(a)
Net Expenses to Average Net Assets (e)	3.72%	3.47%		1.65%	(a)
Net Investment Income (Loss) to Average Net Assets	(0.73)%	0.38%		2.46%	(a)

Portfolio turnover rate	156.28%	116.45%		67.51%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	For a share outstanding during the period from February 9, 2012 (Date of Initial Public Investment)
to August 31, 2012.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of
America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements

SCS Tactical Allocation Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The SCS Tactical Allocation Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust and commenced operations on February 9, 2012.

The Fund seeks to achieve its investment objective of capital appreciation by investing in a mix of equity securities and fixed income securities, which the Fund's investment advisor, Sentinel Capital Solutions, Inc. (the "Advisor"), determines are undervalued, offer the potential for capital appreciation, or may offer appreciation with lower volatility than the overall market.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The Fund may invest in portfolios of open-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the Board of Directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

SCS Tactical Allocation Fund

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of August 31, 2014 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$4,865,946	$4,865,946	$-	$-
Foreign Equity	147,911	147,911
Exchange Traded Product	247,300	247,300	-	-
Municipal Bond	2,567	-	2,567	-
Corporate Bond	496,950	-	496,950	-
Convertible Bonds	279,122	-	279,122	-
Warrants	31,800	-	31,800	-
Short-Term Investment	172,925	172,925	-	-
Total	$6,244,521	$5,434,082	$810,439	$-
*Refer to Schedule of Investments for breakdown by Industry
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended August 31, 2014.  The Fund did not hold any Level 3 securities during the year.  It is the Fund's policy to record transfers at the end of the year.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust level expenses, which are allocated according to methods reviewed and approved annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

(Continued)

SCS Tactical Allocation Fund

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor based upon the average daily net assets of the Fund and calculated at the annual rate as shown in Schedule A.  The Advisor has contractually agreed to waive all or part of its advisory fee and to reimburse expenses to ensure that the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquire fund fees and expenses) will not exceed a specified percentage of the daily average net assets for Fund shares. For the fiscal year ended August 31, 2014, the expense limitation percentage for the fund was 4.00%.  The advisory fee rate, as well as the advisory fees waived and expenses reimbursed for the fiscal year ended August 31, 2014, are included in Schedule A provided below.

Schedule A:	Rate	Advisor Fees Waived	Expenses Reimbursed
Average Net Assets
All assets	1.00%	$2,995	$ -

Administrator
The Fund pays a monthly fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund's custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided below.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $150 million	0.080%	Over $100 million	0.009%
Next $250 million	0.060%
Next $500 million	0.050%
Next $1 billion	0.040%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $2 billion	0.030%

Compliance Services
Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust's Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.

In January 2014, Cipperman Compliance Services, LLC assumed providing services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services based upon $21 per shareholder per year, subject to a minimum fee of $1,750 per month.

(Continued)

SCS Tactical Allocation Fund

Notes to Financial Statements

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended August 31, 2014, $13,454 in fees were incurred by the Fund.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$9,256,990	$7,684,849
There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended August 31, 2014.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions taken on federal income tax returns for the open tax year/period of August 31, 2014, August 31, 2013, and August 31, 2012.  As of and during the year ended August 31, 2014, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	Distributions from
For the Fiscal Years Ended	Ordinary Income	Long-Term- Capital Gains
08/31/2014	$144,069	$15,091
08/31/2013	$32,211	$-

(Continued)

SCS Tactical Allocation Fund

Notes to Financial Statements

At August 31, 2014, the tax-basis cost of investments and components of distributable earnings were as follows:
Cost of Investments	$5,597,388

Unrealized Appreciation	780,439
Unrealized Depreciation	(133,306)
Net Unrealized Appreciation	647,133
Undistributed Ordinary Income	201,612
Undistributed Long-Term Gains	139,687

Distributable Earnings	$988,432

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales and differing book to tax treatment on certain Convertible Notes.

Reclassifications relate primarily to differing book/tax treatment on certain Convertible Notes and net operating losses.

Accumulated Net Investment Loss	$44,534
Accumulated Net Realized Gain on Investments	(44,534)

6.	Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects the risk of loss to be remote.

7.	Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933.  The Fund may invest in restricted securities that are consistent with the Fund's investment strategy.  The Fund will not invest in a restricted security if the investment results in more than 15% of the Fund's net assets being invested in illiquid securities.  Investments in restricted securities are valued at fair value under procedures approved by the Fund's Board of Trustees.

As of August 31, 2014, the Fund was invested in the following restricted securities:

Security	Initial Purchase Date	Shares/Par	Cost	Value	% of Net Assets
Millenium Healthcare, Inc. Convertible Bond	6/24/2014	$ 117,647	$102,822	$102,822	1.63%
Millenium Healthcare, Inc. Warrants	6/24/2014	78,431	$0	$0	0.00%
PURE Bioscience, Inc. Warrants	8/27/2014	106,000	$0	$31,800	0.50%

(Continued)

SCS Tactical Allocation Fund

Notes to Financial Statements

8.   Subsequent Events

In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the SCS Tactical Allocation Fund and
The Board of Trustees of the Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of the SCS Tactical Allocation Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of August 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended August 31, 2012 have been audited by other auditors, whose report dated October 22, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SCS Tactical Allocation Fund as of August 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 27, 2014

SCS Tactical Allocation Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended August 31, 2014.

During the fiscal year, capital gain distributions were paid from the Fund totaling $15,091.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

(Continued)

SCS Tactical Allocation Fund

Additional Information (Unaudited)

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class Shares	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 962.55	$19.79
	$1,000.00	$1,005.04	$20.22
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 4.00%,    multiplied by 184/365 (to reflect the one-half year period).

5.    Approval of Advisory Agreement

The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement.  At a quarterly meeting of the Fund's Board of Trustees on October 31, 2013, the Trustees approved the Investment Advisory Agreement through January 1, 2015.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii)  investment performance of the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense ratio information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services to be provided by the Advisor to the Fund including, without limitation, the Advisor's procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations, proposed efforts during the Fund's start-up phase, coordination of services for the Fund among the Fund's service providers, and efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor employs an investment selection process that primarily utilizes a variety of macro factors.  The Trustees further noted that the Fund's principal officers are the President and Chief Operating Officer of the Advisor and will serve the Fund without additional compensation.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., the Advisor's Form ADV and descriptions of the Advisor's business and compliance program), the Board of Trustees concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Advisor, the Trustees discussed the Advisor's experience managing investments and reviewed the historical performance of client accounts with the same investment goals and substantially similar investment strategies and policies as those of the Fund.  After reviewing this performance information, the Advisor's experience managing other accounts, and other factors, the Board of Trustees concluded that the investment performance of the Advisor was satisfactory.

(Continued)

SCS Tactical Allocation Fund

Additional Information (Unaudited)

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, the Trustees evaluated the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the projected asset levels of the Fund; the Advisor's payment of startup costs for the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to several questions about the financial condition of the firm and its principals.  The Trustees discussed the Fund's Expense Limitation Agreement, including the nature and scope of the cost allocation for such fees.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor's other clients.  The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the Fund's management fee was higher than those of some of the funds and lower than others, and lower than the peer group average.  The Trustees also determined that the Fund's net expense ratio was higher than those of some of the funds and lower than others, and higher than the peer group average.  The Trustees noted that the Fund's asset levels were expected to be much smaller than the industry average during its start-up phase.  The Trustees also reviewed the Advisor's fees for other clients as described in the Form ADV Part II.  Following further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees considered the Fund's fee arrangements with the Advisor involved both the management fee and Expense Limitation Agreement.  The Trustees noted that, while the management fee would remain the same when the Fund reached higher asset levels, the Fund's shareholders would benefit from the Expense Limitation Agreement until the Fund's assets grew to a level where the Fund's expenses fell below the cap set by the agreement and the Advisor began receiving its full fee.  Thereafter, the Trustees noted that the Fund's shareholders would benefit from economies of scale under the Fund's agreements with service providers other than the Advisor.  Following further discussion of the Fund's projected asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that the Expense Limitation Agreement provided potential savings for the benefit of the Fund's investors.

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services ("soft dollars").  After further review and discussion, the Board of Trustees determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

(Continued)

SCS Tactical Allocation Fund

Additional Information (Unaudited)

6.    Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended August 31, 2014 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Age: 61	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.
Theo H. Pitt, Jr. Age: 78	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of World Funds Trust for its two series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series, and  Hillman Capital Management Investment Trust for its one series (all registered investment companies); previously, Independent Trustee of, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Centaur Mutual Funds Trust for its one series from 2004 to 2009 (all registered investment companies).

(Continued)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 61	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the following Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 54	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.
Other Officers
Cort F. Meinelschmidt Age: 35 38 S. Potomac Street Suite 304 Hagerstown, MD 21740	President (SCS Tactical Allocation Fund)	Since 10/11
President of Sentinel Capital Solutions, Inc. (advisor to the SCS Tactical Allocation Fund) since 2011; Financial Advisor for Centra Financial Services (investment services) from 2010-2011; Financial Advisor for Edward Jones (investment services) from 2004-2010.
				n/a	n/a
Katherine M. Honey Age: 40	Secretary	Since 10/13	EVP of The Nottingham Company since 2008.	n/a	n/a
Martin Dziura Age: 54	Chief Compliance Officer	Since 1/14
Managing Director, Cipperman Compliance Services, LLC since 2010; Chief Compliance Officer, Hanlon Investment Management from 2009-2010; Vice President, Compliance, Morgan Stanley Investment Management from 2000-2009.
				n/a	n/a
Ashley E. Harris Age: 30	Assistant Treasurer	Since 4/14	Director, Financial Reporting, The Nottingham Company; Fund Accounting, The Nottingham Company from 2008-2014.	n/a	n/a

SCS Tactical Allocation Fund
is a series of
Starboard Investment Trust

For Shareholder Service Inquiries:	For Invstment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Sentinel Capital Solutions
116 South Franklin Street	38 S. Potomac Street
Post Office Drawer 4365	Suite 203
Rocky Mount, North Carolina 27803	Hagerstown, Maryland 21740

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	sentinelcapitalsolutions.com

Item 2.	CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no substantive amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, August 31, 2014, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.
Item 4.	PRINCIPAL ACCOUTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP for August 31, 2013 and August 31, 2014 ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2013	2014
SCS Tactical Allocation Fund	$11,000	$11,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2013 and August 31, 2014 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2013	2014
SCS Tactical Allocation Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended August 31, 2013 and August 31, 2014 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.                          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.                          CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer/Principal Financial Officer has concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.                          EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/Cort F. Meinelschmidt
Date: November 7, 2014	Cort F. Meinelschmidt President and Treasurer Principal Executive Officer and Principal Financial Officer SCS Tactical Allocation Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/Cort F. Meinelschmidt
Date: November 7, 2014	Cort F. Meinelschmidt President and Treasurer Principal Executive Officer and Principal Financial Officer SCS Tactical Allocation Fund